================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        GLENWAY FINANCIAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          GLENWAY FINANCIAL CORPORATION
                               5535 GLENWAY AVENUE
                             CINCINNATI, OHIO 45238
                                 (513) 922-5959


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         Notice is hereby given that the 1998 Annual Meeting of Stockholders of Glenway Financial Corporation (the "Corporation") will be held at Dante's Restaurant, Harrison and Rybolt Roads, Cincinnati, Ohio, on October 28, 1998, at 2:00 p.m., local time (the "Annual Meeting"), for the following purposes, which are more completely set forth in the accompanying Proxy Statement:

         1. To elect three directors of the Corporation for terms expiring in 2001;

         2. To ratify the selection of Grant Thornton LLP as the auditors of the Corporation for the current fiscal year; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         Only stockholders of the Corporation of record at the close of business on September 15, 1998, will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                             By Order of the Board of Directors




Cincinnati, Ohio                             Robert R. Sudbrook
September 25, 1998                           President

                          GLENWAY FINANCIAL CORPORATION
                               5535 GLENWAY AVENUE
                             CINCINNATI, OHIO 45238
                                 (513) 922-5959


                                 PROXY STATEMENT


                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Glenway Financial Corporation (the "Corporation") for use at the 1998 Annual Meeting of Stockholders of the Corporation to be held at Dante's Restaurant, Harrison and Rybolt Roads, Cincinnati, Ohio, on October 28, 1998, at 2:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Proxies may be revoked by (a) delivering a written notice expressly revoking the Proxy to the Secretary of the Corporation at the above address prior to the Annual Meeting, (b) delivering a later dated proxy to the Corporation at the above address prior to the Annual Meeting, or (c) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a Proxy.

         Each properly executed Proxy which is received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the election of Edgar A. Rust, John P. Torbeck and Milton
                  L. Van Schoik as directors of the Corporation for terms expiring in 2001; and

                  FOR the ratification of the selection of Grant Thornton LLP as the auditors of the Corporation for the current fiscal year.

         The cost of soliciting Proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners. In addition to solicitation by mail, directors, officers and regular employees of the Corporation may solicit Proxies personally or by telegraph or telephone without additional compensation.

         Only stockholders of record as of the close of business on September 15, 1998 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each share of common stock of the Corporation (the "Common Stock") owned. The Corporation's records disclose that, as of the Voting Record Date, there were 2,293,210 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

         This Proxy Statement is first being mailed to stockholders of the Corporation on or about October 2, 1998.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Delaware law and the Corporation's Bylaws, the three nominees receiving the greatest number of votes will be elected as directors. The Corporation's Certificate of Incorporation does not allow cumulative voting in the election of directors. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are represented in person or by proxy but are not voted with respect to the election of directors ("non-votes") are counted for purposes of a quorum but are not counted toward the election of directors.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton LLP as the auditors of the Corporation for the current fiscal year. The effect of an abstention or a non-vote with respect to the ratification of the selection of auditors is the same as a "no" vote. If the accompanying Proxy is signed and dated by the stockholder but no vote or instruction to abstain is specified thereon, the shares held by such stockholder will be voted FOR the ratification of the selection of Grant Thornton LLP as auditors.


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only person known to the Corporation to own beneficially more than five percent of the Common Stock as of September 1, 1998. The information provided in this table and the footnotes thereto is based solely upon the information contained in the Form 13G (the "Form 13G") filed with the Securities and Exchange
Commission:


                                                    Amount and Nature of                          Percent of
Name and Address                                    Beneficial Ownership                      Shares Outstanding
----------------                                    --------------------                      ------------------
Fifth Third Bancorp and
Fifth Third Bank                                         115,026 (1)                                5.05 %
38 Fountain Square Plaza
Cincinnati, Ohio  45263
----------------------------

(1) Consists of holdings of Fifth Third Bancorp in fiduciary accounts at several of its banking subsidiaries, including Fifth Third Bank. The Form 13G filed by the group consisting of Fifth Third Bancorp and Fifth Third Bank reports sole voting power over 115,026 shares, sole dispositive power over 108,412 shares and shared dispositive power over 6,614 shares.

         The following table sets forth certain information with respect to the shares of Common Stock beneficially owned by each director of the Corporation and by all directors and executive officers of the Corporation as a group as of September 1, 1998:


                                                           Amount and Nature of              Percent of Shares
Name and Address (1)                                     Beneficial Ownership (2)             Outstanding (3)
--------------------                                     --------------------                 ------------
Daniel W. Geeding                                                31,453 (3)                        1.38%
Ronald L. Goodfellow                                             27,238 (4)                        1.19
Kenneth C. Lichtendahl                                           40,896 (5)                        1.79
Albert W. Moeller                                                23,948 (6)                        1.05
Edgar A. Rust                                                    75,671 (7)                        3.30
Robert R. Sudbrook                                               46,950 (8)                        2.03
John P. Torbeck                                                  35,294 (9)                        1.55
Milton L. Van Schoik                                             24,898 (10)                       1.09
All directors and executive officers
  as a group (10 persons)                                       334,399                           14.25
--------------------------

(1) Each of the persons listed in this table may be contacted at the address of the Corporation, 5535 Glenway Avenue, Cincinnati, Ohio 45238.

(2) All shares are owned directly with sole voting or investment power unless otherwise indicated by footnote.

(3) Includes 981 shares as to which Mr. Geeding shares voting or investment power.

(4) Includes 7,716 shares which may be acquired upon the exercise of options and 3,934 shares owned by Mr. Goodfellow's spouse.

(5) Includes 6,088 shares as to which Mr. Lichtendahl shares voting and investment power.

(6) Includes 22,694 shares as to which Mr. Moeller shares voting and investment power.

(7) Includes 9,180 shares held in a trust for which Mr. Rust is the trustee and 12,762 shares allocated to Mr. Rust's account under the Corporation's Employee Stock Ownership Plan.

(8) Includes 21,000 shares which may be acquired upon the exercise of options, 2,829 shares allocated to Mr. Sudbrook's account under the Corporation's Employee Stock Ownership Plan and 8,820 shares subject to an award under the Corporation's Bank Incentive Plan (the "BIP").

(9) Includes 7,716 shares which may be acquired upon the exercise of options, 1,152 shares owned by Mr. Torbeck's spouse and 1,560 shares as to which Mr. Torbeck has sole voting power.

(10) Includes 7,716 shares which may be acquired upon the exercise of options and 8,398 shares owned by Mr. Van Schoik's spouse.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         In accordance with the Corporation's Certificate of Incorporation and Bylaws, the number of directors of the Corporation is currently fixed at eight, divided into three classes as nearly equal in number as possible. One class is elected annually, and each class serves a term of three years. Any stockholder entitled to vote for the election of directors at an annual meeting may nominate persons for election as directors at such annual meeting by following the procedure set out in the Corporation's Bylaws. Such procedure provides, in general, that a stockholder wishing to make a nomination must deliver to the Secretary of the Corporation, not less than 30 days prior to the annual meeting, a written notice setting forth certain information regarding both the nominee and the stockholder making such nomination. No stockholder nominations have been received as of the date of the Proxy Statement.

         Three directors will be elected by a plurality of the votes present in person or by Proxy at the Annual Meeting. The nominees receiving the greatest number of votes will be elected.

         The Board of Directors proposes the re-election of the following directors to terms that will expire in 2001:


                                                                                Director
       Name                              Age(1)     Position(s) Held            Since (2)
       ----                              ---        ----------------            --------
    Edgar A. Rust                         55       Chairman of the Board          1975
    John P. Torbeck                       70       Director                       1984
    Milton L. Van Schoik                  70       Director                       1971
-----------------------------

(1)      As of September 1, 1998.

(2) Indicates the year that the individual became a director of the Corporation's subsidiary, Centennial Savings Bank ("Centennial") or The Glenway Loan and Deposit Company ("Glenway Loan and Deposit"), which converted to stock form and merged into Centennial on August 24, 1993 (the "Merger-Conversion"). Mr. Rust became a director of the Corporation when the Corporation was formed in 1990. Mr. Torbeck and Mr. Van Schoik became directors of the Corporation on the effective date of the Merger-Conversion.

         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve if elected.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:


                                                                                        Director            Term
Name                                Age (1)          Position(s) Held                  Since (2)          Expires
----                                ---              ----------------                  ---------          -------
Daniel W. Geeding                    56              Director                             1988              2000
Ronald L. Goodfellow                 67              Director                             1970              2000
Kenneth C. Lichtendahl               49              Director                             1997              2000
Albert W. Moeller                    76              Director                             1972              1999
Robert R. Sudbrook                   55              Director and President               1996              1999
---------------------------

(1)      As of September 1, 1998.

(2) Indicates the year that the individual became a director of Centennial or Glenway Loan and Deposit. Messrs. Geeding and Moeller became directors of the Corporation when the Corporation was formed in 1990. Mr. Goodfellow became a director of the Corporation on the effective date of the Merger-Conversion. Mr. Lichtendahl was a director of the Corporation from its formation in 1990 through the expiration of his term in 1996 and was re-appointed by the Board of Directors to fill a vacancy on the Board in 1998.

         EDGAR A. RUST is Chairman of the Board of the Corporation and a director of Centennial. From 1975 through the effective date of the Merger-Conversion, Mr. Rust served as President and Chief Executive Officer of Centennial. Between 1993 and 1996, Mr. Rust served the Corporation and Centennial in various capacities, including Vice Chairman of the Corporation and an interim appointment as President and Chief Executive Officer following the death of Mr. Sudbrook's predecessor. Since January 1995, Mr. Rust has served as Housing Director of Bethany House Services. He also serves as Chairman of the Board of the Cincinnati Development Fund.

         JOHN P. TORBECK is the Vice President and Secretary of Torbeck Homes, Inc., a residential construction company located in Cincinnati, a position he has held since the establishment of that company in 1984.

         MILTON L. VAN SCHOIK became Vice Chairman of the Corporation in 1996. Mr. Van Schoik is currently retired. At the time of his retirement, he held the position of Vice President - Information and General Services at the Cincinnati Gas and Electric Company, where he had been employed since 1957.

         ALBERT W. MOELLER served as either Chairman or Vice Chairman of the Board of the Corporation from its formation in 1990 until July 1996. Mr. Moeller retired from Procter & Gamble as Assistant Treasurer in 1983, where he had been employed for 42 years.

         ROBERT R. SUDBROOK has served as the President and Chief Executive Officer of the Corporation and Centennial since July 1996. Before his arrival at the Corporation, Mr. Sudbrook served as the President and Chief Executive Officer of The North Side Bank & Trust Company, a $215 million asset bank in Cincinnati, for six years. Prior to that, Mr. Sudbrook had over 20 years of experience in the banking industry.

         DANIEL W. GEEDING served as the Dean of the College of Business Administration at Xavier University from 1988 through 1998. Mr. Geeding currently serves as a Professor of Management and the Director of the Center for International Business at Xavier University. Mr. Geeding also serves as a director of Frisch's Restaurants, Inc. and National Homes, Inc.

         RONALD L. GOODFELLOW became Chairman of the Board of Directors of Centennial in September 1995. Prior to that, he served as Vice-Chairman of the Board of Centennial. In 1988, Mr. Goodfellow retired from Cincinnati Milacron, Inc., as the Manager of Marketing Administration and Distributor Sales, where he had been employed for 32 years.

         KENNETH C. LICHTENDAHL has served as the President of Hudepohl-Schoenling Brewing Company since 1970. Mr. Lichtendahl also serves as a director of Cincinnati Financial Corporation.

         The Board of Director of the Corporation has reviewed the board composition of the Corporation and Centennial and has determined that it is in the best interest of the Corporation to have all of the directors of the Corporation also serve as directors of Centennial. The appropriate changes will be made immediately following the Annual Meeting, at which time the Board of Directors of the Corporation will be increased to nine members and John L. Torbeck, who has been a director of Centennial (and Glenway Loan and Deposit prior to the Merger-Conversion) since 1984, will be appointed to fill the newly created vacancy for a term expiring at the 1999 annual meeting of stockholders of the Corporation.

MEETINGS AND COMMITTEES OF DIRECTORS

         The Board of Directors of the Corporation met six times for regularly scheduled and special meetings during the fiscal year ended June 30, 1998. Each director attended at least 75% of the aggregate of the total meetings of the board held during such fiscal year and the total number of meetings held by all committees of the board on which he served.

         The Board of Directors of the Corporation has an Executive Committee, a Nominating Committee and an Audit Committee.

         The Executive Committee is comprised of Messrs. Geeding, Goodfellow, Moeller, Rust and Van Schoik. The Executive Committee meets as needed to consider matters of general concern to the Corporation. All decisions of the Executive Committee are ratified by the Board of Directors. The Executive Committee met once during the fiscal year ended June 30, 1998.

         The members of the Nominating Committee are Messrs. Goodfellow, Lichtendahl, Moeller and Sudbrook. The Nominating Committee selects nominees for elections as directors of the Corporation. The Nominating Committee considers stockholder recommendations in selecting nominees. The Nominating Committee met twice during the fiscal year ended June 30, 1998.

         The Audit Committee is composed of Messrs. Geeding, Moeller, Torbeck and Van Schoik. Mr. Geeding is the Chairman of the Audit Committee, which reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee met four times during the fiscal year ended June 30, 1998.

EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the current executive officers of the Corporation, as of September 1, 1998:


Name                                                Age (1)         Position(s) Held
----                                                ---             ----------------
Edgar A. Rust                                        55             Chairman of the Board
Milton L. Van Schoik                                 70             Vice Chairman of the Board
Robert R. Sudbrook                                   55             President and Chief Executive Officer
Joseph V. Bunke                                      44             Vice President/Audit
Gregory P. Niesen                                    32             Treasurer and Chief Financial Officer
Daniel W. Geeding                                    56             Secretary
----------------------------

(1)      As of September 1, 1998.

         JOSEPH V. BUNKE is the Vice President/Audit of the Corporation and Centennial, a position he has held since October 1993. Prior to the Merger-Conversion, Mr. Bunke was the Treasurer of Glenway Loan and Deposit, a position he had held since 1986.

         GREGORY P. NIESEN has served as the Treasurer/Chief Financial Officer of the Corporation and as the Vice President/Chief Financial Officer of Centennial since 1996. Prior to his employment by the Corporation, Mr. Niesen was employed by Grant Thornton LLP for three years in the Financial Institution Services Group and four years with Fifth Third Bancorp.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid to Robert R. Sudbrook, the President and Chief Executive Officer of the Corporation, for the fiscal year ended June 30, 1998. Mr. Sudbrook was not an executive officer of the Corporation prior to July 1996. No other executive officer of the Corporation earned salary and bonus in excess of $100,000 during fiscal 1998.


                           Summary Compensation Table
                           --------------------------

                                                                                                 Long Term
                                                              Annual Compensation             Compensation Awards
                                                              ------------------        ----------------------------
Name and                                        Fiscal                                    Restricted        Options/
Principal Position                               Year       Salary($)     Bonus($)      Stock Awards($)     SARs(#)
------------------                              ------      ------        -----         ------------        -----
Robert R. Sudbrook                               1998        $176,000      $52,800       $     --               --
   President and Chief Executive Officer         1997         147,692       20,213(1)     143,325(2)        21,000(3)
--------------------------

(1) Consists of 2,100 shares of Common Stock issued to Mr. Sudbrook upon his employment by the Corporation and Centennial. The aggregate market value of such shares is based upon the closing bid of $9.625 per share of the Common Stock on August 29, 1996, the effective date of the grant, as quoted on The Nasdaq National Market ("Nasdaq").

(2) On August 29, 1996, Mr. Sudbrook was awarded 14,700 shares of Common Stock under Centennial's BIP. The aggregate market value of such shares as of August 29, 1996, based upon the closing bid of $9.75 per shares of the Common Stock, as quoted on Nasdaq, was $143,325. As of June 30, 1998, the aggregate market value of the shares, as quoted on Nasdaq, was $323,400. One-fifth of the shares become vested on each of the first five anniversaries of the award.

(3) Represents the number of shares of Common Stock underlying options granted to Mr. Sudbrook during the fiscal year ended June 30, 1997.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Sudbrook:

                      Aggregated Option/SAR Exercises In Last Fiscal Year And 6/30/98 Option/SAR Values
                      ---------------------------------------------------------------------------------

                                                                                                       Value of Unexercised
                                                                            Number of Unexercised          In-the-Money
                                                                               Options/SARs at           Options/SARs at
                                                                                 6/30/98 (#)              6/30/98 ($)(1)

                           Shares Acquired                                      Exercisable/               Exercisable/
Name                       on Exercise (#)        Value Realized ($)            Unexercisable             Unexercisable
----                       -----------            --------------                -------------             -------------

Robert R. Sudbrook               --                       --                      21,000/0                  $259,800/0
---------------------------

(1) Represents the value of such unexercised options, determined by multiplying the number of unexercised options by the difference between the exercise price of such options and the closing bid price for shares of the Common Stock reported by Nasdaq on June 30, 1998.


DIRECTOR COMPENSATION

         Each director of the Corporation, except Mr. Sudbrook, receives a fee of $1,050 per month and $200 for each Board meeting and committee meeting of the Corporation attended. In addition, Messrs. Goodfellow, Rust and Van Schoik, who are also directors of Centennial, received $200 for each Board and committee meeting of Centennial attended.

EMPLOYMENT AGREEMENT

         Centennial entered into an employment agreement with Robert R. Sudbrook, effective in July 1996, retaining him as President and Chief Executive Officer of the Corporation. The employment agreement has a term of three years and is subject to annual one-year extensions, at the discretion of the Board of Directors. The employment agreement provides for an annual salary of not less than $160,000. If Mr. Sudbrook is terminated at any time during such three-year term for any reason other than "just cause," as defined in the employment agreement, he will be entitled to receive an amount equal to his annual compensation for 36 months, subject to reduction to the extent necessary to comply with certain provisions of the Internal Revenue Code of 1986, as amended.

CERTAIN TRANSACTIONS WITH CENTENNIAL

         Centennial has extended loans to certain directors and executive officers of the Corporation and Centennial, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and

Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required during the fiscal year ended June 30, 1998, the Corporation's directors and executive officers complied with all Section 16(a) filing requirements applicable to them.


                       PROPOSAL TWO - SELECTION OF AUDITOR

         The Board of Directors has selected Grant Thornton LLP as the auditor of the Corporation for the current fiscal year and recommends that the stockholders ratify the selection. Such ratification requires the affirmative vote of the holders of a majority of the shares actually voted on such proposal. Abstentions and non-votes will have the effect of a "no" vote. Management expects that a representative of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from stockholders.


                 PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

         Any qualified shareholder of the Corporation who intends to submit a proposal at the 1999 Annual Meeting of Stockholders (the "1999 Annual Meeting") must submit such proposal to the Corporation not later than June 5, 1999, to be considered for inclusion in the Corporation's Proxy Statement and form of Proxy (the "Proxy Materials") relating to that meeting. If a shareholder intends to present a proposal at the 1999 Annual Meeting of Shareholders but has not sought the inclusion of such proposal in the Corporation's Proxy Materials, such proposal must be received by the Corporation prior to August 19, 1999, the Corporation's management proxies for the 1999 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Corporation's Proxy Materials.

         Management knows of no other business which will be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                             By Order of the Board of Directors




Cincinnati, Ohio                             Robert R. Sudbrook
September 25, 1998                           President

                                 REVOCABLE PROXY

                          GLENWAY FINANCIAL CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
               BOARD OF DIRECTORS OF GLENWAY FINANCIAL CORPORATION

         The undersigned stockholder of Glenway Financial Corporation (the "Corporation") hereby constitutes and appoints Robert R. Sudbrook, Albert W. Moeller and Ronald L. Goodfellow, or any one of them, the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the 1998 Annual Meeting of Stockholders of the Corporation to be held at the Dante's Restaurant, Harrison and Rybolt Roads, Cincinnati, Ohio, on October 28, 1998, at 2:00 p.m., local time (the "Annual Meeting"), all of the shares of stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of three directors:

      FOR all  nominees listed                  WITHHOLD authority to
[ ]   below (except as marked to         [ ]    vote for all nominees
      the contrary below)                       listed below

                                  Edgar A. Rust
                                 John P. Torbeck
                              Milton L. Van Schoik

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-------------------------------------------------------------------------------

2. The approval of the selection of Grant Thornton LLP as the auditors of the Corporation for the current fiscal year.

FOR      [  ]              AGAINST        [  ]          ABSTAIN     [  ]



         This Revocable Proxy will be voted as directed by the undersigned member. IF NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSAL 2.


         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Stockholders of the Corporation and of the accompanying Proxy Statement is hereby acknowledged.

         NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.


--------------------------------            ------------------------------------
Signature                                   Signature

--------------------------------            ------------------------------------
Print or Type Name                          Print or Type Name


Dated: __________________________           Dated:______________________________


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.


IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.